                                                                     EXHIBIT H10

                             FIRST AMENDMENT TO FUND
                          ACCOUNTING SERVICES AGREEMENT

        This Amendment is made as of the 19th day of March, 2003, to each Fund Accounting Services Agreement listed on Schedule A (the "Agreement") between the Funds listed thereon, on behalf of the Portfolios listed thereon, and Scudder Fund Accounting Corporation ("FUND ACCOUNTING").

        The parties agree to amend the Agreement by inserting as a new second paragraph under the section entitled "Miscellaneous" the following:

        FUND ACCOUNTING is authorized to delegate to such agents as FUND ACCOUNTING may deem desirable to assist it in performing its duties under the Agreement, provided that (i) the Fund's Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Fund or Deutsche Investment Management Americas Inc., has given its prior approval to any such delegation, (ii) FUND ACCOUNTING is responsible for compensating any such agent, and
        (iii) FUND ACCOUNTING shall be as fully responsible and liable to the Fund for the acts or omissions of any such agents as it is for its own acts and omissions under the Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer as of the day and year first set forth above.

                                        EACH FUND LISTED ON SCHEDULE A

                                        By:
                                           -------------------------------------
                                           Richard T. Hale
                                           President

                                        SCUDDER FUND ACCOUNTING CORPORATION

                                        By:
                                           -------------------------------------
                                           William G. Butterly, III
                                           Director & Vice President

                                   SCHEDULE A
                                       TO
                             FIRST AMENDMENT TO FUND
                          ACCOUNTING SERVICES AGREEMENT

                                                                                                 DATE OF FUND
                                                                                                  ACCOUNTING
              FUND                                    PORTFOLIO                               SERVICES AGREEMENT
----------------------------------           ----------------------------------------       ----------------------
Scudder Aggressive Growth Fund                                                              December 31, 1997

Scudder Blue Chip Fund                                                                      December 31, 1997

Scudder Dynamic Growth Fund                                                                 December 31, 1997

Scudder Equity Trust                         Scudder-Dreman Financial Services Fund         March 2, 1998

Scudder Growth Fund                          Scudder Growth Fund                            December 31, 1997

Scudder Investors Trust                      Scudder S&P 500 Stock Fund                     March 31, 2000

Scudder New Europe Fund, Inc.                Scudder New Europe Fund                        September 3, 1999

Scudder Target Fund                          Scudder Target 2010 Fund                       December 31, 1997

                                             Scudder Target 2011 Fund                       December 31, 1997

                                             Scudder Target 2012 Fund                       December 31, 1997

                                             Scudder Target 2013 Fund                       December 31, 1997

                                             Scudder Retirement Fund - Series V             December 31, 1997

                                             Scudder Retirement Fund - Series VI            December 31, 1997

                                             Scudder Retirement Fund - Series VII           December 31, 1997

                                             Scudder Worldwide 2004 Fund                    December 31, 1997

Scudder Technology Fund                                                                     December 31, 1997

                                                                                                 DATE OF FUND
                                                                                                  ACCOUNTING
              FUND                                    PORTFOLIO                               SERVICES AGREEMENT
----------------------------------           ----------------------------------------       ----------------------
Scudder Total Return Fund                                                                   December 31, 1997

Scudder Focus Value Plus Growth Fund                                                        December 31 1997

Scudder Value Series, Inc.                   Scudder Contrarian Fund                        December 31, 1997

                                             Scudder-Dreman High Return Equity Fund         December 31, 1997

                                             Scudder-Dreman Small Cap Value Fund            December 31, 1997

Scudder High Income Series                   Scudder High Income Fund                       December 31, 1997

Scudder State Tax-Free Income Series         Scudder California Tax-Free Income Fund        December 31, 1997

                                             Scudder New York Tax-Free Income Fund          December 31, 1997

                                             Scudder Florida Tax-Free Income Fund           December 31, 1997

Scudder Strategic Income Fund                                                               December 31, 1997

Scudder U.S. Government Securities Fund                                                     December 31, 1997

Scudder Variable Series II                   Scudder Money Market Portfolio                 December 31, 1997

                                             Scudder Total Return Portfolio                 December 31, 1997

                                             Scudder High Income Portfolio                  December 31, 1997

                                             Scudder Growth Portfolio                       December 31, 1997

                                             Scudder Government Securities Portfolio        December 31, 1997

                                                                                                 DATE OF FUND
                                                                                                  ACCOUNTING
              FUND                                    PORTFOLIO                               SERVICES AGREEMENT
----------------------------------           ----------------------------------------       ----------------------
                                             Scudder International Select Equity            May 1, 1998

                                             Scudder Small Cap Growth Portfolio             December 31, 1997

                                             Scudder Investment Grade Bond Portfolio        December 31, 1997

                                             Scudder Contrarian Value Portfolio             December 31, 1997

                                             SVS Dreman Small Cap Value Portfolio           December 31, 1997

                                             SVS Focus Value+Growth Portfolio               December 31, 1997

                                             Scudder Blue Chip Portfolio                    December 31, 1997

                                             Scudder Strategic Income Portfolio             December 31, 1997

                                             SVS Dreman High Return Equity Portfolio        May 1, 1998

                                             SVS Dreman Financial Services Portfolio        May 1, 1998

                                             Scudder Global Blue Chip Portfolio             May 5, 1998

                                             Scudder Aggressive Growth Portfolio            May 1, 1999

                                             Scudder Technology Growth Portfolio            May 1, 1999

                                             SVS Index 500 Portfolio                        September 1, 1999

                                                                                                 DATE OF FUND
                                                                                                  ACCOUNTING
              FUND                                    PORTFOLIO                               SERVICES AGREEMENT
----------------------------------           ----------------------------------------       ----------------------
                                             SVS Janus Growth Opportunities Portfolio       October 29, 1999

                                             SVS Janus Growth and Income Portfolio          October 29, 1999

                                             SVS Eagle Focused Large Cap Growth Portfolio   October 29, 1999

                                             SVS Invesco Dynamic Growth Portfolio           May 1, 2001

                                             SVS Turner Mid Cap Growth Portfolio            May 1, 2001

                                             SVS Oak Strategic Equity Portfolio             May 1, 2001

                                             SVS Davis Venture Value Portfolio              May 1, 2001

                                             SVS MFS Strategic Value Portfolio              May 1, 2002

Scudder High Income Trust                                                                   December 31, 1997

Scudder Intermediate Government Trust                                                       December 31, 1997

Scudder Multi-Market Income Trust                                                           December 31, 1997

Scudder Municipal Income Trust                                                              December 31, 1997

Scudder Strategic Income Trust                                                              December 31, 1997

Scudder Strategic Municipal Income Trust                                                    December 31, 1997

Cash Account Trust                           Money Market Portfolio                         December 31, 1997

                                                                                                 DATE OF FUND
                                                                                                  ACCOUNTING
              FUND                                    PORTFOLIO                               SERVICES AGREEMENT
----------------------------------           ----------------------------------------       ----------------------
                                             Government Securities Portfolio                December 31, 1997

                                             Tax-Exempt Portfolio                           December 31, 1997

Cash Equivalent Fund                         Money Market Portfolio                         December 31, 1997

                                             Government Securities Portfolio                December 31, 1997

                                             Tax-Exempt Portfolio                           December 31, 1997

Investors Cash Trust                         Government Securities Portfolio                December 31, 1997

                                             Treasury Portfolio                             December 31, 1997

Investors Municipal Cash Fund                Investors Florida Municipal Cash Fund          December 31, 1997

                                             Investors Michigan Municipal Cash Fund         December 31, 1997

                                             Investors New Jersey Municipal Cash Fund       December 31, 1997

                                             Investors Pennsylvania Municipal Cash Fund     December 31, 1997

                                             Tax-Exempt New York Money Market Fund          December 31, 1997

Tax-Exempt California Money                                                                 December 31, 1997
Market Fund

Scudder Money Funds                          Scudder Money Market Fund                      December 31, 1997

                                             Scudder Government Money Fund                  December 31, 1997

                                             Scudder Tax-Exempt Money Fund                  December 31, 1997

Scudder YieldWise Funds                      Scudder YieldWise Money Fund                   December 31, 1997

                                                                                                 DATE OF FUND
                                                                                                  ACCOUNTING
              FUND                                    PORTFOLIO                               SERVICES AGREEMENT
----------------------------------           ----------------------------------------       ----------------------
                                             Scudder YieldWise Government Money Fund        November 30, 1998

                                             Scudder YieldWise Municipal Money Fund         November 30, 1998

Scudder Portfolios                           Scudder Cash Reserves Fund                     December 31, 1997